Prospectus

January 30, 2002, as revised June 20, 2002

Putnam Diversified Income Trust

Class A, B, C and M shares
Investment Category: Income

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.



    CONTENTS

 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 3  Performance information

 4  Fees and expenses

 6  What are the fund's main investment strategies and related risks?

11  Who manages the fund?

11  How does the fund price its shares?

12  How do I buy fund shares?

15  How do I sell fund shares?

16  How do I exchange fund shares?

17  Fund distributions and taxes

19  Financial highlights

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES -- MULTI-SECTOR BONDS

We invest mainly in bonds that:

* are obligations of corporations and governments worldwide

* are either investment-grade or below investment-grade (junk bonds) and

* have intermediate to long-term maturities (three years or longer).

Under normal market conditions we invest 15% - 65% of the fund's net assets in each of these three sectors:

* U.S. and investment-grade sector: U.S. government securities and investment-grade bonds of U.S. corporations.

* High yield sector: lower-rated bonds of U.S. corporations.

* International sector: bonds of foreign governments and corporations, including both investment grade and lower-rated securities.

MAIN RISKS

The main risks that could adversely affect the value of this fund's shares and the total return on your investment include:

* The risk that the issuers of the fund's investments will not make timely payments of interest and principal. Because the fund invests significantly in junk bonds, it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risks of investing outside the U. S., such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class A shares. The table following the chart compares the fund's performance to that of three broad measures of market performance. Of course, a fund's past performance is not an indication of future performance.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES

1992      12.27%
1993      15.86%
1994      -5.59%
1995      18.92%
1996       8.84%
1997       8.14%
1998      -1.90%
1999       2.08%
2000      -0.17%
2001       3.67%


Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. During the periods shown in the bar chart, the highest return for a quarter was 5.97% (quarter ending 6/30/95) and the lowest return for a quarter was -5.27% (quarter ending 9/30/98).

-------------------------------------------------------------------------------
Average Annual Total Returns (for periods ending 12/31/01)
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                                              Past       Past      Past
                                            1 year    5 years   10 years
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Class A                                      -1.26%      1.32%      5.43%
Class B                                      -1.84%      1.28%      5.16%
Class C                                       1.96%      1.56%      5.15%
Class M                                       0.06%      1.39%      5.32%
Lehman Aggregate
Bond Index                                    8.44%      7.43%      7.23%
Salomon Brothers Non-U.S. World
Government Bond Index                        -3.54%      0.11%      4.81%
Credit Suisse First Boston High
Yield Bond Index                              5.78%      3.24%      7.84%
-------------------------------------------------------------------------------

Unlike the bar chart, this performance information reflects the impact of sales charges. Class A and class M share performance reflects the current maximum initial sales charges; class B and class C share performance reflects the maximum applicable deferred sales charge if shares had been redeemed on 12/31/01 and, for class B shares, assumes conversion to class A shares after eight years. For periods before the inception of class B shares (3/1/93), class C shares (2/1/99) and class M shares (12/1/94), performance shown for these classes in the table is based on the performance of the fund's class A shares, adjusted to reflect the appropriate sales charge and the higher 12b-1 fees paid by the class B, class C and class M shares. The fund's performance is compared to the Lehman Aggregate Bond Index, an unmanaged index of investment-grade bonds. The fund's performance is also compared to the Salomon Brothers Non-U.S. World Government Bond Index, an unmanaged index utilizing market capitalization-weighting that tracks the performance of the government bond markets tracked by the Salomon Brothers World Government Bond Index. The fund's performance also is compared to the Credit Suisse First Boston High Yield Bond Index, an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by Standard & Poor's and Moody's.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. Expenses are based on the fund's last fiscal year.

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Shareholder Fees (fees paid directly from your investment)
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                                        Class A   Class B   Class C   Class M
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Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of
the offering price)                      4.75%     NONE      NONE      3.25%

Maximum Deferred Sales Charge (Load)
(as a percentage of the original
purchase price or redemption
proceeds, whichever is lower)            NONE*     5.00%     1.00%     NONE*
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Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                                               Total Annual
                      Management    Distribution     Other    Fund Operating
                         Fees       (12b-1) Fees   Expenses      Expenses
-------------------------------------------------------------------------------
Class A                  0.55%         0.25%         0.15%         0.95%
Class B                  0.55%         1.00%         0.15%         1.70%
Class C                  0.55%         1.00%         0.15%         1.70%
Class M                  0.55%         0.50%         0.15%         1.20%
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* A deferred sales charge of up to 1% on class A shares and of 0.40% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then, except as shown for class B shares and class C shares, redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.
-------------------------------------------------------------------------------
                        1 year       3 years       5 years      10 years
-------------------------------------------------------------------------------
Class A                  $568          $765        $  978        $1,591
Class B                  $673          $837        $1,125        $1,815*
Class B
 (no redemption)         $173          $537        $  925        $1,815*
Class C                  $273          $537        $  925        $2,014
Class C
 (no redemption)         $173          $537        $  925        $2,014
Class M                  $444          $695        $  966        $1,737
-------------------------------------------------------------------------------

* Reflects the conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs no more than eight years after purchase.

What are the fund's main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in multi-sector bonds. We will not invest less than 15% of the fund's net assets in U.S. government securities. We will consider, among other things, credit, interest rate, prepayment and foreign investment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Interest rate risk. The values of bonds and other debt usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time. You may find it useful to compare the fund's yield, which factors out the effect of premium investments, with its current dividend rate, which does not factor out that effect.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest up to 70% of the fund's total assets in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency rating such investments, or are unrated investments that we believe are of comparable quality. We may invest up to 5% of the fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments, including investments in the lowest rating category of the rating agency, and unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. The fund depends more on our ability in buying lower-rated debt than it does in buying investment-grade debt. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

* Foreign investments. The fund considers a foreign corporation to be one that is domiciled outside the U.S. or has its principal operations located outside of the U.S. Foreign investments involve certain special risks, including:

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues.

* Lower yield: Foreign withholding taxes may reduce the proceeds from dividends or interest on, or the sale of, foreign investments.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund's exposure to long- or short-term interest rates (in the United States or abroad). However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the fund to receive taxable income, which could increase the amount of taxes payable by shareholders.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the fund's statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.

* Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in asset-backed securities and equity securities, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.55% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's Core Fixed-Income Team has primary responsibility, and its members have joint responsibility, for the day-to-day management of the fund's portfolio.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

How do I buy fund shares?

You can open a fund account with as little as $500 and make additional investments at any time with as little as $50 ($25 through systematic investing). The fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Your financial advisor or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the New York Stock Exchange for your shares to be bought at that day's offering price.

You can buy shares:

* Through a financial advisor. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.

* Through systematic investing. You can make regular investments of $25 or more per month through automatic deductions from your bank checking or savings account. Application forms are available through your advisor or Putnam Investor Services at 1-800-225-1581.

* Subsequent investments via the Internet. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at www.putnaminvestments.com. For more information, contact your advisor or Putnam Investor Services at 1-800-225-1581.

You may also complete an order form and write a check for the amount you wish to invest, payable to the fund. Return the check and completed form to Putnam Investor Services.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

WHICH CLASS OF SHARES IS BEST FOR ME?

This prospectus offers you a choice of four classes of fund shares: A, B, C and M. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the "Fees and expenses" section. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the classes of shares:

Class A shares

* Initial sales charge of up to 4.75%

* Lower sales charge for investments of $50,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fee

Class B shares

* No initial sales charge; your entire investment goes to work for you

* Deferred sales charge of up to 5.00% if you sell shares within six years of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fee

* Convert automatically to class A shares after eight years, reducing the future 12b-1 fee (may convert sooner in some cases)

* Orders for one or more funds totaling $250,000 or more per day and cumulative orders of $1,000,000 or more in accounts eligible to purchase class A shares with reduced or no initial sales charge under a right of accumulation will be treated as orders for class A shares or refused

Class C shares

* No initial sales charge; your entire investment goes to work for you

* Deferred sales charge of 1.00% if you sell shares within one year of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fee

* No conversion to class A shares, so future 12b-1 fee does not decrease

Class M shares

* Initial sales charge of up to 3.25%

* Lower sales charge for investments of $50,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fee

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fee

* No conversion to class A shares, so future 12b-1 fee does not decrease

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Initial sales charges for class A and M shares
-------------------------------------------------------------------------------
                        Class A sales charge         Class M sales charge
                         as a percentage of:          as a percentage of:
-------------------------------------------------------------------------------
Amount of purchase        Net amount   Offering    Net amount     Offering
at offering price ($)      invested     price*      invested       price*
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Under 50,000                4.99%        4.75%        3.36%        3.25%
50,000 but under
100,000                     4.71         4.50         2.30         2.25
100,000 but under
250,000                     3.63         3.50         1.52         1.50
250,000 but under
500,000                     2.56         2.50         1.01         1.00
500,000 but under
1,000,000                   2.04         2.00         NONE         NONE
1,000,000 and above         NONE         NONE         NONE         NONE
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* Offering price includes sales charge.

Deferred sales charges for class B, class C and certain class A and class M shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule.

Year after purchase       1      2      3      4      5      6     7+
-------------------------------------------------------------------------------
Charge                    5%     4%     3%     3%     2%     1%    0%

A deferred sales charge of 1% will apply to class C shares if redeemed within one year of purchase. A deferred sales charge of up to 1% may apply to class A shares purchased without an initial sales charge if redeemed within two years of purchase. A deferred sales charge of 0.40% may apply to class M shares purchased without a sales charge if redeemed within one year of purchase.

Deferred sales charges will be based on the lower of the shares' cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

* You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is included in the SAI. You may consult your financial advisor or Putnam Retail Management for assistance.

* Distribution (12b-1) plans. The fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C and class M shares. The Trustees currently limit payments on class A and class M shares to 0.25% and 0.50% of average net assets, respectively. Because these fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C and class M shares may cost you more than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares.

How do I sell fund shares?

You can sell your shares back to the fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund. Payment for redemption may be delayed until the fund collects the purchase price of shares, which may be up to 15 calendar days after the purchase date.

* Selling shares through your financial advisor. Your advisor must receive your request in proper form before the close of regular trading on the New York Stock Exchange for you to receive that day's NAV, less any applicable deferred sales charge. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

* Selling shares directly to the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge.

By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

By telephone. You may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege is not available if there are certificates for your shares. The telephone redemption privilege may be modified or terminated without notice.

* Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.

* When will the fund pay me? The fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

* Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds. The fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

How do I exchange fund shares?

If you want to switch your investment from one Putnam fund to another, you can exchange your fund shares for shares of the same class of another Putnam fund at NAV. Not all Putnam funds offer all classes of shares or are open to new investors. If you exchange shares subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

To exchange your shares, complete and return an Exchange Authorization Form, which is available from Putnam Investor Services. A telephone exchange privilege is currently available for amounts up to $500,000. The telephone exchange privilege is not available if the fund issued certificates for your shares. You may also exchange shares via the Internet at www.putnaminvestments.com. Ask your financial advisor or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.

Fund distributions and taxes

The fund normally distributes any net investment income monthly and any net realized capital gains annually. You may choose to:

* reinvest all distributions in additional shares;

* receive any distributions from net investment income, and net short-term capital gains in cash while reinvesting net long term capital gains distributions in additional shares; or

* receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested. If you do not cash a distribution check within a specified period or notify Putnam Investor Services to issue a new check, the distribution will be reinvested in the fund. You will not receive any interest on uncashed distribution or redemption checks. Similarly, if any correspondence sent by the fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund or in another Putnam fund.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Distributions of gains from investments that the fund owned for more than one year are taxable as capital gains. Distributions of gains from investments that the fund owned for one year or less and gains on the sale of bonds characterized as market discount are taxable as ordinary income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the fund's investment in foreign securities or foreign currencies may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights tables are intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information for the years ended September 30, 2001 and 2000 has been derived from the fund's financial statements, which have been audited by KPMG LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request. The information for all periods prior to the year ended September 30, 2000 has been derived from the fund's financial statements which have been audited by the fund's previous independent accountants.



FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
----------------------------------------------------------------------------------------------------------


Per-share
operating performance                                       Year ended September 30
----------------------------------------------------------------------------------------------------------
                                      2001            2000            1999            1998            1997
----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $10.13          $10.77          $11.66          $12.70         $12.29
----------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------
Net investment income (a)              .84             .92             .91             .99            .89
----------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (.81)           (.61)           (.87)          (1.17)           .39
----------------------------------------------------------------------------------------------------------
Total from
investment operations                  .03             .31             .04            (.18)          1.28
----------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------
From net
investment income                     (.68)           (.91)           (.91)           (.70)          (.87)
----------------------------------------------------------------------------------------------------------
In excess of net
investment income                       --            (.04)           (.01)             --              --
----------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          --              --              --            (.16)             --
----------------------------------------------------------------------------------------------------------
From return of capital                (.22)             -- (d)        (.01)             --              --
----------------------------------------------------------------------------------------------------------
Total distributions                   (.90)           (.95)           (.93)           (.86)          (.87)
----------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $9.26          $10.13          $10.77          $11.66         $12.70
----------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 .22            2.96             .31           (1.67)         10.86
----------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $1,378,591      $1,285,717      $1,506,532      $1,911,024     $2,104,971
----------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              .95             .94             .94             .97            .99
----------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)             8.75            8.73            8.04            7.88           7.17
----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              150.11 (e)      142.85          142.29          188.75         250.93
----------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)  The ratio of expenses to average net assets includes amounts paid through expense offset arrangements.

(d)  Amount represents less than $0.01 per share.

(e)  Portfolio turnover excludes certain Treasury note transactions executed in connection with a short-term trading strategy.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------------------------


Per-share
operating performance                                       Year ended September 30
----------------------------------------------------------------------------------------------------------
                                    2001             2000            1999            1998            1997
----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $10.09           $10.72          $11.61          $12.65          $12.24
----------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------
Net investment income (a)            .79              .83             .82             .89             .79
----------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.83)            (.59)           (.87)          (1.17)            .40
----------------------------------------------------------------------------------------------------------
Total from
investment operations               (.04)             .24            (.05)           (.28)           1.19
----------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------
From net
investment income                   (.63)            (.83)           (.82)           (.60)           (.78)
----------------------------------------------------------------------------------------------------------
In excess of net
investment income                     --             (.04)           (.01)             --              --
----------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --              --            (.16)             --
----------------------------------------------------------------------------------------------------------
From return of capital              (.20)              -- (d)        (.01)             --              --
----------------------------------------------------------------------------------------------------------
Total distributions                 (.83)            (.87)           (.84)           (.76)           (.78)
----------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $9.22           $10.09          $10.72          $11.61          $12.65
----------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)              (.53)            2.30            (.47)          (2.42)          10.08
----------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $738,611       $1,214,668      $1,722,284      $2,174,770      $2,366,410
----------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)           1.70             1.69            1.69            1.72            1.74
----------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           8.01             7.96            7.29            7.13            6.42
----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)            150.11 (e)       142.85          142.29          188.75          250.93
----------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)  The ratio of expenses to average net assets includes amounts paid through expense offset arrangements.

(d)  Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes certain Treasury note transactions executed in connection with a short-term trading strategy.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------------------------

                                                                                      For the period
Per-share                                                                              Feb. 1, 1999+
operating performance                               Year ended September 30            to Sept. 30
----------------------------------------------------------------------------------------------------------
                                                    2001               2000               1999
----------------------------------------------------------------------------------------------------------

Net asset value,
beginning of period                               $10.11             $10.75             $11.51
----------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------
Net investment income (a)                            .77                .84                .59
----------------------------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                                 (.81)              (.61)              (.75)
----------------------------------------------------------------------------------------------------------
Total from
investment operations                               (.04)               .23               (.16)
----------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------
From net
investment income                                   (.63)              (.83)              (.59)
----------------------------------------------------------------------------------------------------------
In excess of net
investment income                                     --               (.04)              (.01)
----------------------------------------------------------------------------------------------------------
From return of capital                              (.20)                -- (d)             -- (d)
----------------------------------------------------------------------------------------------------------
Total distributions                                 (.83)              (.87)              (.60)
----------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $9.24             $10.11             $10.75
----------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                              (.50)              2.22              (1.40) *
----------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $18,589            $12,441             $6,301
----------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                           1.70               1.69               1.12 *
----------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                           7.96               8.07               5.00 *
----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                            150.11 (e)         142.85             142.29
----------------------------------------------------------------------------------------------------------

+ Commencement of operations.

* Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)  The ratio of expenses to average net assets includes amounts paid through expense offset arrangements.

(d)  Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes certain Treasury note transactions executed in connection with a short-term trading strategy.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
----------------------------------------------------------------------------------------------------------


Per-share
operating performance                                       Year ended September 30
----------------------------------------------------------------------------------------------------------
                                        2001           2000           1999           1998          1997
----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.09         $10.73         $11.62         $12.67        $12.27
----------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------
Net investment income (a)                .81            .88            .87            .96           .82
----------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.80)          (.59)          (.86)         (1.18)          .43
----------------------------------------------------------------------------------------------------------
Total from
investment operations                    .01            .29            .01           (.22)         1.25
----------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------
From net
investment income                       (.67)          (.89)          (.87)          (.67)         (.85)
----------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           (.04)          (.02)            --            --
----------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --             --             --           (.16)           --
----------------------------------------------------------------------------------------------------------
From return of capital                  (.21)            -- (d)       (.01)            --            --
----------------------------------------------------------------------------------------------------------
Total distributions                     (.88)          (.93)          (.90)          (.83)         (.85)
----------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.22         $10.09         $10.73         $11.62        $12.67
----------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  (.02)          2.74            .09          (1.97)        10.59
----------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,368,935     $1,022,625     $1,066,821     $1,019,477      $513,351
----------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.20           1.19           1.19           1.22          1.24
----------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               8.47           8.48           7.81           7.69          6.88
----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                150.11 (e)     142.85         142.29         188.75        250.93
----------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)  The ratio of expenses to average net assets includes amounts paid through expense offset arrangements.

(d)  Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes certain Treasury note transactions executed in connection with a short-term trading strategy.




For more information
about Putnam Diversified
Income Trust

The fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent accountants' reports and financial statements included in the fund's three most recent annual reports to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 41203
             Providence, Rhode Island 02940-1203

             www.putnaminvestments.com

             File No. 811-5635   NP028 83642 6/02



------------------------------------------------------------------------
------------------------------------------------------------------------



                                                              84508  6/02
Prospectus Supplement

dated June 20, 2002 to:
------------------------------------------------------------------------

PUTNAM DIVERSIFIED INCOME TRUST (THE "FUND")
Class A prospectus and Class Y prospectus dated January 30, 2002

In the section entitled "What are the fund's main investment strategies and related risks?" under the heading "Credit risk," the first sentence of the second paragraph is replaced with the following:

We may invest up to 70% of the fund's total assets in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency rating such investments, or are unrated investments that we believe are of comparable quality.